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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 17, 1996
                                                           ------------


                     MATZEL & MUMFORD MORTGAGE FUNDING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       New Jersey                      33-98178                22-3382016
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(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                     File Number)         Identification No.)


                100 Village Court, Hazlet, New Jersey     08876
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               (Address of principal executive offices) (Zip Code)

                                 (908) 888-4801
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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


Item 4.  Change in Registrant's Certifying Accountant.

          Matzel & Mumford Mortgage Funding, Inc. (the "Funding Company") is a finance company that was formed in July 1995 for the purpose of funding land acquisition, infrastructure improvements, and the construction of homes in single-family residential housing communities by making loans. In furtherance of this purpose, the Funding Company made a public offering of up to $6,000,000 of its Intermediate Term Secured Notes (the "Notes"). The Funding Company's Registration Statement on Form SB-2 respecting the Notes (the "Registration Statement") was declared effective by the Securities and Exchange Commission on February 7, 1996. BDO Seidman, LLP performed the audit of the financial statements included in the Registration Statement. Mintz Rosenfeld & Company, LLC ("Mintz Rosenfeld") rendered certain consulting services to the Funding Company in connection with the financial structure of the offering of the Notes.

          The Funding Company retained Mintz Rosenfeld to perform the audit required for the Funding Company's Annual Report on Form 10-KSB, with the understanding that BDO Seidman, LLP might render additional accounting services to the Funding Company from time to time in the future. Subsequent to that audit, the Funding Company determined that the Funding Company and its borrowers and investors would be better served by an independent accounting firm having greater experience and expertise in certain relevant areas, than Mintz Rosenfeld could offer. As a result, on May 24, 1996, the Funding Company advised Mintz Rosenfeld and BDO Seidman, LLP that it would engage the auditing services of BDO Seidman, LLP for the foreseeable future. This decision was approved by the Funding Company's board of directors.

          In connection with the audit of the financial statements included in the Funding Company's Annual Report on Form 10-KSB and during the subsequent interim periods, the Funding Company has not had any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures with Mintz Rosenfeld, which disagreements, if not resolved to the satisfaction of Mintz Rosenfeld, would have caused Mintz Rosenfeld to make reference in its opinion to the subject matter of the disagreement. The reports of Mintz Rosenfeld on the financial statements included in the Funding Company's Annual Report on Form 10-KSB did not contain an adverse opinion, or a disclaimer of opinion, and have not been qualified or modified as to uncertainty, audit scope or accounting principles.

Item 5.  Other Events.

          On May 16,  1996,  the  Funding  Company  issued  and sold  $3,750,000 principal amount of Notes. Thereafter, the Funding Company made two first mortgage loans using proceeds of that issuance and sale of Notes, as well as a portion of the Funding Company's equity capital. One first mortgage loan was to Matzel & Mumford at Staats Farm, L.L.C., and the other was for the benefit of Beacon Manor Associates. In addition, the Funding Company made a second mortgage loan for the benefit of Beacon Manor Associates to refinance a previous short-term loan for the benefit of that entity.


Staats Farm
- -----------

         On May 21, 1996, the Funding Company made a first mortgage loan in the amount of $2,000,000 to Matzel & Mumford at Staats Farm, L.L.C. ("Staats Farm L.L.C."), the entity organized to develop, market and build a 51-lot subdivision known as Staats Farm. Staats Farm is located on Harlan School Road in Branchburg Township, Somerset County, New Jersey. Branchburg is near several major commuter thoroughfares, including Routes 22, 202 and 206 and Interstates 78 and 287, and is approximately a one hour drive from New York City. Branchburg has grown rapidly in recent years due to its proximity to New York City and various corporate office centers in central and northern New Jersey.

         Staats Farm is situated on approximately 60 acres of land, most of which has been farmed. Staats Farm L.L.C. acquired the property in April 1995 for $2,907,000, or $57,000 per fully-approved building lot. The closing of title to the property was substantially funded by two loans: a first mortgage land loan from Amboy National Bank ("Amboy") in the amount of $1,900,000, and an additional loan from a private investment group to The Matzel & Mumford Organization, Inc., an affiliate of the Funding Company ("MMO"), in the amount of $1,000,000. MMO reloaned that amount to Staats Farm L.L.C. on a second mortgage basis, and then assigned its rights under that mortgage to the private investment group. As of April 30, 1996, the outstanding balance on the first mortgage loan from Amboy was $1,125,100 and the balance on the second mortgage loan from MMO was $1,000,000.

         Staats Farm L.L.C. commenced site improvements to Staats Farm in May 1995 and concurrently erected a model home and sales office near the Harlan
School Road entrance to the project. Amboy has committed to fund up to $1,800,000 for sitework and $250,000 for the model home. As of April 30, 1996, Staats Farm L.L.C. had drawn $1,065,884 and $148,040 of the sitework and model loans, respectively.

         As of April 30, 1996, Staats Farm L.L.C. has delivered 16 homes, written 21 contracts with prospective Staats Farm homebuyers, and taken another 5 deposits which will convert to contract, subject to certain conditions. Current home selling prices range from $309,900 for the Baybury II model (2,340 square feet) to $414,900 for the Heatherwood model (3,700 square feet). As of April 30, 1996, Staats Farm L.L.C. has commenced construction on 18 houses (including the model). Amboy has committed to fund up to $2,500,000 for the construction of houses under binding contracts of sale. The $2,500,000 is available under a revolving loan facility; as houses are delivered and the loan is repaid to Amboy, the same funds become available again to finance new construction. The outstanding balance of the construction loan was $1,076,856 as of April 30, 1996.

          Staats Farm L.L.C. used the proceeds of its loan from the Funding Company primarily to pay off portions of the Amboy loans associated with six lots in the Staats Farm development (the "Six Lots"). Specifically, $290,588 was applied to reduce the land acquisition loan, $845,937 was applied to reduce the related construction loan, and $275,293 was applied to reduce the site improvement loan, thus enabling the Funding Company to assume a first priority position in connection with the Six Lots and the associated improvements. Staats Farm, L.L.C. also reduced the Amboy loan associated with construction of the model home by $38,235, and reduced the balance of its loan from MMO by $93,750, which, together with a required equity distribution of $36,191, enabled Staats Farm L.L.C. to obtain a release of the second mortgage burdening the Six Lots. An additional $12,815 was applied to closing costs and certain fees associated with the paydown of the Amboy loans. Staats Farm L.L.C. intends to use the remaining $409,191 of its loan from the Funding Company for construction of houses on the Six Lots.

         As of April 30, 1996, Staats Farm L.L.C. had either paid to or accrued in favor of MMO $378,807 of reimbursable construction costs, and $582,000 of management fees.

         The audited financial statements of Staats Farm L.L.C. for the year ended December 31, 1995 are included with the Annual Report on Form 10-KSB of the Funding Company for that year. The unaudited financial statements of Staats Farm, L.L.C. for the quarter ended March 31, 1996 are included with the Quarterly Report on Form 10-QSB of the Funding Company for that quarter.

Beacon Manor
- ------------

     On May 17, 1996, the Funding Company made a first mortgage loan in the principal amount of $1,610,000, and refinanced a second mortgage loan in the principal amount of $384,000, for the benefit of Beacon Manor Associates, a partnership organized to develop, market and build a 29-lot subdivision known as Beacon Manor. Beacon Manor Associates is a joint venture between a Matzel & Mumford affiliate known as Section 14 of the Hills, L.L.C., which serves as managing partner, and Centrone Building Corp., Inc. ("Centrone").

         Beacon Manor is located on Allen Road in Bernards Township (Basking Ridge), Somerset County, New Jersey. The site is served by various commuter highways and is a short driving distance from a commuter train that runs into Newark, New Jersey and New York City. Basking Ridge is one of a few premier suburban communities in central New Jersey and is close to corporate office centers such as AT&T and Merck Pharmaceuticals.

         Beacon Manor is part of a planned unit development known as The Hills. The property consists of approximately 158 acres, most of which is wooded and rolling terrain. Each subdivided building lot in Beacon Manor is at least two acres, with several lots of four acres or more. The community was designed and is being marketed as an exclusive enclave of large residences.

         Centrone has contributed cash to Beacon Manor Associates, and has agreed that the community known as Beacon Manor shall be developed on land to which Centrone holds title. Centrone closed title on the property in December 1994 for an acquisition cost of $4,628,400, or $159,600 per fully-approved building lot. Amboy committed to make a loan to Centrone of up to $6,200,000 for the acquisition and improvement of the site, and for the construction of a model home. The outstanding balances under this credit facility were $2,344,122 for land acquisition, $1,029,931 for site improvements, and $319,653 for the model home as of April 30, 1996. All of the foregoing amounts have been reloaned by Centrone to Beacon Manor Associates on a first mortgage basis. Centrone has assigned its rights under that mortgage to Amboy to secure the initial loans.

         Beacon Manor Associates has two sources of funding other than Centrone for the development of Beacon Manor. First is an unsecured loan from a private investor, which has been used to partially fund development costs. Second, MMO is obligated under its agreement with Centrone to advance up to $1,500,000 to Beacon Manor Associates on an as-needed basis to fund acquisition costs and to provide working capital.

         As of April 30, 1996, Beacon Manor Associates has written 11 contracts with prospective Beacon Manor homebuyers, has taken another 6 deposits which will convert to contract, subject to certain conditions, and has sold an individual building lot without a home on it. Current home selling prices range from $725,000 for the Michelangelo model (3,957 square feet) to $949,000 for the Rembrandt model (5,300 square feet). Amboy has committed to fund up to
$3,721,376 to Centrone under a revolving loan facility to finance the construction of homes. As of April 30, 1996, Beacon Manor Associates has commenced construction on 7 houses (including the model), and the outstanding balance under the construction loan facility was $2,618,155. All of these amounts have been reloaned by Centrone to Beacon Manor Associates, and are secured by the first mortgage discussed above.

          Approximately $1,546,200 of the proceeds of the Funding Company's first mortgage loan were applied to reduce the loans associated with three lots in the Beacon Manor development (the "Three Lots"), thus enabling the Funding Company to assume a first priority position in connection with the Three Lots and the associated improvements. An additional $13,867 was applied to closing costs and certain fees associated with the paydown of the prior loans. The remaining $49,900 of the first mortgage loan originally was earmarked to fund construction of homes on the Three Lots. However, as of May 31, 1996, two of the Three Lots have been sold, resulting in the repayment of approximately $1,055,000 of the Funding Company's first mortgage loan. The remaining outstanding balance of that loan -- approximately $555,000 -- is secured by a first mortgage on the remaining one of the Three Lots.

          Similarly, a portion of the Funding Company's second mortgage loan for Beacon Manor Associates has been repaid as of May 31, 1996. The remaining outstanding balance of that loan -- approximately $200,000 -- is also secured by a mortgage on the remaining one of the Three Lots. As of the date of May 31, 1996, that mortgage effectively has a first priority position because the associated first mortgage (previously held by Amboy) has been released.

          As of April 30, 1996, Beacon Manor Associates had either paid to or accrued in favor of MMO $238,012 of reimbursable construction costs and $520,000 of management fees in connection with the development of Beacon Manor.

          The audited financial statements of Beacon Manor Associates for the year ended December 31, 1995 are included with the Annual Report on Form 10-KSB of the Funding Company for that year. The unaudited financial statements of Beacon Manor Associates for the quarter ended March 31, 1996 are included with the Quarterly Report on Form 10-QSB of the Funding Company for that quarter.

Item 7.           Exhibits
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   4(a)    Indenture  between  Matzel &  Mumford  Mortgage Funding, Inc.  (the
           "Funding Company") and First Union National Bank, as Trustee, dated as of January 25, 1996 (incorporated by reference to Exhibit 4(a) of Registration Statement on Form SB-2 (Reg. No. 33-98178)).

   4(b) Resolutions of the Board of Directors of the Funding Company respecting terms of Intermediate Term Secured Notes (incorporated by reference to Exhibit 4(b) of Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996).

   16      Letter   from  Mintz, Rosenfeld & Company,  LLC concerning  change in certifying accountant.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MATZEL & MUMFORD MORTGAGE
                                              FUNDING, INC.



Dated: May 30, 1996                         By:  ROGER MUMFORD
                                               ---------------------
                                                 Roger Mumford
                                                 President

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DOCUMENT                                          PAGE
- -------                  --------                                          ----

4(a)    Indenture between Matzel & Mumford Mortgage Funding, Inc. (the       *
        "Funding Company") and First Union National Bank, as Trustee, dated as of January 25, 1996 (incorporated by reference to Exhibit 4(a) of Registration Statement on Form SB-2 (Reg. No. 33-98178)).

4(b)    Resolutions of the  Board  of Directors of  the Funding Company      *
        respecting terms of Intermediate Term Secured Notes (incorporated by reference to Exhibit 4(b) of Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996).

16      Letter  from  Mintz,   Rosenfeld & Company, LLC concerning change   **
        in certifying accountant.


- ----------------------------
*  Incorporated by reference.

** To be filed at a later date pursuant
   to Item 304(a)(3) of Regulation S-B.